EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   October 25, 2005
                                                 -------------------------------


                             Tompkins Trustco, Inc.
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             (Exact name of registrant as specified in its charter)


          New York                       1-12709                 16-1482357
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(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


The Commons, PO Box 460, Ithaca, New York                          14851
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(Address of Principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code     (607) 273-3210
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     (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))
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Item 2.02    Results of Operations and Financial Condition

         On October 26, 2005, the Company issued a press release announcing its earnings for the calendar quarter ended September 30, 2005. A copy of the press release is attached to this Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

         On October 25, 2005, the Board of Directors of Tompkins Trustco, Inc. (the "Company") amended several sections of its Bylaws effective as of October 25, 2005. The changes to the Bylaws include: (1) permitting the Company's principal offices to be located in the County of Tompkins, New York, but not limiting such location to the City of Ithaca (Article II, Section 1); (2) revisions to the notice of meetings to stockholders provision to (a) allow for up to 60 days (as opposed to 50 days) notice before the date fixed for the meeting and (b) permit the use of electronic transmissions to provide notice (and waiver of notice) of meetings to stockholders (Article III, Section 4); (3) revisions to permit the Board of Directors to fix a record date for purposes of determining stockholders entitled to notice of and to vote at any stockholders' meeting to not more than 60 days (as opposed to 50 days) before the date of such meeting and for the purpose of any other action for which the Board of Directors may fix a date of record to not more than 60 days (as opposed to 50 days) prior to such date (Article III, Section 5); (4) revisions permitting the Company's stockholders to authorize another person(s) to act for him or her by proxy to the fullest extent permitted by applicable law and to combine the sections of the current Bylaws governing "voting" and "proxies" (Article III, Section 8);
(5) revisions to permit the Chief Executive Officer of the Company to preside over meetings of the stockholders, reflecting the amendment described below, clarifying the separation of the offices of Chairman of the Board, Chief Executive Officer and President (Article III, Section 9); (6) the establishment of advance notice procedures for stockholders to bring business before the annual meeting (Article III, Section 10); (7) deleting Section 5 of Article III of the Company's current Bylaws --"Non-Voting Advisors to the Board of Directors"; (8) providing that the Board of Directors will hold regular meetings no less frequently than quarterly (Article IV, Section 7); (9) permitting the use of electronic transmissions to provide notice of Board of Director meetings (Article IV, Section 9); (10) revisions to the provisions relating to the committees of the Board of Directors to (a) expressly provide for the designation of a compensation committee, an audit committee, a nominating committee and a corporate governance committee (b) clarify that the composition of Board committees shall comply with all applicable independence, expertise and other requirements prescribed by applicable law or stock exchange rules (Article IV, Section 15); (11) revisions to (a) summarize and clarify the powers and responsibilities of the Chief Executive Officer and President and their relationship and authority, respectively, as among the Chairman of the Board of Directors, each other and the other officers of the Company and (b) include additional descriptions of certain officer positions, including the Vice Presidents, Chief Financial Officer and Treasurer of the Company (Article V, Sections 1, 6, 7, 8, 9, 10 and 11); (12) revisions to the provisions relating to determining the compensation of the Chief Executive Officer and the other officers of the Company (Article V, Section 3); (13) revisions to conform
Article IV, Sections 1and 2 to the applicable sections of the New York Business Corporation Law (Article IV, Sections 1 and 2); (14) amendments to Article VII to provide for indemnification of the Company's directors and officers and the advancement of expenses to the fullest extent permitted by the New York Business Corporation Law (Article VII, Sections 1, 2, 3,4 and 6); and (15) other miscellaneous changes and/or clarifications.

         The summary of changes to the Bylaws set forth above is qualified in its entirety by reference to the full text of the Bylaws of Tompkins Trustco, Inc., a copy of which is attached to this Current Report on Form 8-K as Exhibit 3(ii) and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(a)      Not applicable.
(b)      Not applicable.
(c)      Not applicable.
(d)      Exhibits.

        Exhibit
          No.       Description
        -------     -----------
         3(ii)      ByLaws of Tompkins Trustco, Inc. as amended through and
                    including October 25, 2005
         99.1       Press Release of Tompkins Trustco, Inc. dated October 26,
                    2005
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TOMPKINS TRUSTCO, INC.


Date:  October 27, 2005                By: /s/ JAMES J. BYRNES
                                           -------------------------------------
                                           James J. Byrnes
                                           Chairman and CEO

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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER     EXHIBIT DESCRIPTION
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3(ii)       Bylaws of Tompkins Trustco, Inc. as amended through and
            including October 25, 2005

99.1        Press Release of Tompkins Trustco, Inc. dated October 26,
            2005